Exhibit 10.12

Office Space Lease

January 1, 2006

The purpose of this letter is to outline the details by which InCorp will be leasing a portion of the InnerWorkings office space.

Address: 600 W. Chicago, Suite 850, Chicago, IL 60610

Location of space: Offices along East wall and North most pod of InnerWorkings space

Begin Date: 1/1/2006

Duration: Same as InnerWorkings Master Lease Agreement

Lease Amount: 20% of InnerWorkings lease amount. Payable directly to Landlord.

Taxes / Utilities: Included in Rent

Automatic Extension — Either party may terminate the lease with 180 day written notice.

Other: Space includes use of furniture and phone system. Phones and general phone equipment will be purchased by InnerWorkings and InCorp will have use while leasing the facility.

InnerWorkings:

/s/ Nick Galassi
Nick Galassi
Chief Financial Officer

InCorp:

/s/ Barry Friedland
Barry Friedland
Owner

Experts in Print Management Efficiency

600 W. Chicago • Suite 750 • Chicago, IL 60610 • Phone: 312.642.3700 • Fax: 773.326.0807

www.iwPrint.com